--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of report (date of earliest event reported): September 19, 2003

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)



           Delaware                      000-26505               33-0859354
(State of other jurisdiction of    Commission File Number:    (I.R.S. Employer
 Incorporation or organization                               Identification No.)



          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On September 18, 2003 the Company issued a press release announcing the completion of a private placement of trust preferred securities. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


ITEM 7:   EXHIBITS

Exhibit
Number            Description
-------           -----------

99.1              Press Release dated September 18, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2003

                                            Community Bancorp Inc.



                                            By: /s/ Thomas E. Swanson
                                                ---------------------------
                                            Thomas E. Swanson
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

99.1                       Press Release Dated September 18, 2003